Exhibit 10.1

AMENDMENT NO. 1 TO

INVESTMENT AGREEMENT

THIS AMENDMENT NO. 1 TO INVESTMENT AGREEMENT (this “Amendment”) is made and entered into as of May 2, 2016 by and among Connecture, Inc., a Delaware corporation (the “Company”), and the Investors. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement (as defined below) unless specified otherwise.

RECITALS

A. The parties hereto entered into that certain Investment Agreement (the “Agreement”) dated as of March 11, 2016.

B. The parties hereto wish to amend the Agreement to replace Exhibit A (the form of Certificate of Designations) and Exhibit B (the form of Investor Rights Agreement) to the Agreement with the attached Exhibit A and Exhibit B.

C. Section 8.02 of the Agreement provides that the Agreement may be amended in the manner contemplated herein with the written consent of the Company and the Investors. The undersigned now wish to so consent by execution of this Amendment.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Exhibit A to the Agreement is hereby deleted and replaced with Exhibit A attached hereto and incorporated by this reference.

2. Exhibit B to the Agreement is hereby deleted and replaced with Exhibit B attached hereto and incorporated by this reference.

3. The amendments contained in this Amendment are effective as of the date hereof.

4. Except for the amendments provided herein, the Agreement remains unchanged and in full force and effect.

5. This Amendment may be executed in any number of counterparts (including, without limitation, facsimile counterparts), each which will be deemed an original, and all of which together shall constitute one instrument.

6. If any provision of this Amendment is held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of this Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

7. This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

[Signatures appear on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

CONNECTURE, INC.

By:	/s/ James P. Purko
	Name:	James P. Purko
	Title:	Chief Financial Officer

[Signature page to Amendment]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

FP INVESTORS:

FRANCISCO PARTNERS IV, L.P.
By:	FRANCISCO PARTNERS GP IV, L.P.
its General Partner

By:	FRANCISCO PARTNERS GP IV MANAGEMENT LIMITED
its General Partner

	By:	/s/ Ezra Perlman
		Name:	Ezra Perlman
		Title:	Co-President

FRANCISCO PARTNERS IV-A, L.P.
By:	FRANCISCO PARTNERS GP IV, L.P.
its General Partner

By:	FRANCISCO PARTNERS GP IV MANAGEMENT LIMITED
its General Partner

	By:	/s/ Ezra Perlman
		Name:	Ezra Perlman
		Title:	Co-President

[Signature page to Amendment]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

CHRYSALIS VENTURES II, L.P.

By: CHRYSALIS PARTNERS II, LLC, its general partner

By	/s/ David A. Jones, Jr.
	Name:	David A. Jones, Jr.
	Title:	Member

[Signature page to Amendment]

EXHIBIT A

FORM OF CERTIFICATE OF DESIGNATIONS

(filed separately)

EXHIBIT B

FORM OF INVESTOR RIGHTS AGREEMENT

(filed separately)